SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                               (Amendment No. [ ])

[X] Filed by the Registrant

[ ] Filed by a Party other than the Registrant


Check the Appropriate Box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or
     Sec. 240.14a-12


                      UNION NATIONAL FINANCIAL CORPORATION
                -------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



                ------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement if
                           other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No filing fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                        --------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 28, 1998
                        --------------------------------


TO THE SHAREHOLDERS OF UNION NATIONAL FINANCIAL CORPORATION:


     Notice is hereby given that the Annual Meeting of Shareholders of UNION NATIONAL FINANCIAL CORPORATION (the "Corporation") will be held at 10:00 a.m., prevailing time, on Tuesday, April 28, 1998, at The Country Table Restaurant, 740 East Main Street, Mount Joy, Pennsylvania 17552, for the following purposes:

1. To elect four (4) Class B Directors to serve for a three-year term and until their successors are elected and qualified; and

2. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     In accordance with the By-Laws of the Corporation and action of the Board of Directors, only those shareholders of record at the close of business on March 23, 1998, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1997, is mailed with this Notice. Copies of the Corporation's Annual Report for the 1996 fiscal year may be obtained at no cost by contacting William E. Eby, President, Union National Financial Corporation, P. O. Box 567, 101 East Main Street, Mount Joy, Pennsylvania 17552, telephone: (717) 653-1441.

     You are urged to mark, sign, date and promptly return your Proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed Proxy and the voting instruction card (if applicable), regardless of the number of shares you hold, will aid the Corporation in reducing the expense of additional proxy solicitation. The giving of such Proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the Corporation. If you are a participant in the Corporation's Dividend Reinvestment and Stock Purchase Plan, you will receive separate voting instructions with respect to your shares held in the Dividend Reinvestment and Stock Purchase Plan.

                             By Order of the Board of Directors,



                             /s/ William E. Eby
                             --------------------------------
                             William E. Eby, President


March 30, 1998

                      UNION NATIONAL FINANCIAL CORPORATION
                    PROXY STATEMENT FOR THE ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD ON APRIL 28, 1998


                                     GENERAL

Introduction, Date, Time and Place of Annual Meeting
-----------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of UNION NATIONAL FINANCIAL CORPORATION (the "Corporation"), a Pennsylvania business corporation, of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 28, 1998, at 10:00 a.m., prevailing time, at The Country Table Restaurant, 740 East Main Street, Mount Joy, Pennsylvania 17552, and at any adjournment or postponement of the Annual Meeting.

     The  principal  executive  office of the  Corporation  is  located at Union
National Community Bank, formerly, The Union National Mount Joy Bank (the "Bank"), 101 East Main Street, Mount Joy, Pennsylvania 17552. The telephone number for the Corporation is (717) 653-1441. All inquiries should be directed to William E. Eby, President of the Corporation. The Bank is a wholly-owned subsidiary of the Corporation.

Solicitation and Voting of Proxies
----------------------------------

     This Proxy Statement and the enclosed form of proxy (the "Proxy") are first being sent to shareholders of the Corporation on or about March 30, 1998.

     Shares represented by proxies on the accompanying Proxy, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any Proxy not specifying to the contrary will be voted FOR the election of the nominees for Class B Director named below. Execution and return of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person, after giving written notice to the Secretary of the Corporation.

     If a shareholder is a participant in the Corporation's Dividend Reinvestment and Stock Purchase Plan (the "DRIP"), the enclosed Proxy will not serve as a voting instruction card for the shares held in the DRIP. Instead, these participants will receive, from the Trust Department of the Bank, as the administrator of the DRIP, separate voting instruction cards covering the shares held within the DRIP. These separate voting instruction cards must be signed and returned or the shares held in the DRIP will not be voted.

     The cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material which the Corporation may furnish shareholders in connection with the Annual Meeting, will be borne by the Corporation. In addition to the use of the mails, certain directors, officers and employees of the Corporation may solicit proxies personally, by telephone, telegraph and telecopier. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons, and, upon request therefor, the Corporation will reimburse them for their reasonable forwarding expenses.

Revocability of Proxy
---------------------

     A  shareholder  who  returns a Proxy  (and a voting  instruction  card,  if applicable) may revoke the Proxy (and the voting instruction card, if applicable) at any time before it is voted only: (1) by giving written notice of revocation to Carl R. Hallgren, Secretary of Union National Financial Corporation, at P.O. Box 567, 101 East Main Street, Mount Joy, Pennsylvania 17552; (2) by executing a later-dated proxy and giving written notice thereof to the Secretary of the Corporation; or (3) by voting in person after giving written notice to the Secretary of the Corporation.

Voting Securities, Record Date and Quorum
------------------------------------------

     At the close of business on March 23, 1998, the Corporation had outstanding 2,412,308 shares of common stock, par value $.25 per share, the only authorized class of stock (the "Common Stock"). As of March 23, 1998, the Corporation had 99,760 shares of Common Stock held in treasury as issued but not outstanding shares.

     Only  holders of Common  Stock of record at the close of  business on March
23, 1998 will be entitled to notice of and to vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors. On all matters to come before the Annual Meeting, each share of Common Stock is entitled to one vote.

     Under Pennsylvania law and the By-Laws of the Corporation, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. Pursuant to Article 3, Section 3.1, of the By-Laws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast constitutes a quorum for the transaction of business at the Annual Meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Assuming the presence of a quorum, the four (4) nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for such nominee. Abstentions and broker non-votes are not votes cast and therefore do not count either for or against such election.

        PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S STOCK

Principal Owners
-----------------

     The following table sets forth, as of March 23, 1998, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5 percent of the Corporation's outstanding Common Stock, the number of shares beneficially owned by such person and the percentage of the Corporation's outstanding Common Stock so owned.


                                                      Percent of
                                                     Outstanding
                               Shares                Common Stock
                            Beneficially             Beneficially
    Name and Address         Owned <F1>                  Owned
    ----------------        -----------              ------------

Donegal Securities
 Service <F2>                125,101                       5.19%
101 East Main Street
Mount Joy, Pennsylvania 17552

<F1> See  footnote(1) to the  "Beneficial  Ownership by Officers,  Directors and
Nominees" table, below, for the definition of "beneficially owned".

<F2> 125,101 shares of Common Stock  beneficially  owned by the Bank are held by
Donegal Securities Service (the "Trust Department") in its fiduciary capacity. The Bank Trust Department, has sole power to vote or to direct the vote of 27,997 shares of the Corporation and sole power to dispose or to direct the disposition of 27,997 shares of the Corporation and has shared power to vote or to direct the vote of 97,104 shares of the Corporation and has shared power to dispose of or to direct the disposition of 97,104 shares of the Corporation. The Bank's Trust Department intends to cast all shares under its control FOR the election of the nominees for director named below.


Beneficial Ownership by Officers, Directors and Nominees
--------------------------------------------------------

     The following table sets forth, as of March 23, 1998, the amount and percentage of the Common Stock of the Corporation beneficially owned by each director, each nominee and all officers and directors of the Corporation and of the Bank as a group. This information is provided by the reporting individuals and the Corporation. Unless otherwise noted in a footnote, all shares are individually held.


  Name of Individual or          Amount and Nature of       Percent of
   Identity of Group           Beneficial Ownership (1)(2)    Class(9)
------------------------       --------------------------- -----------
Current Class B Directors
 (to serve until 1998) and
Nominees for Class B Director
(to serve until 2001)

Daniel C. Gohn                      13,882 (3)                   -- %
Carl R. Hallgren                    17,714 (4)                   -- %
David G. Heisey                     29,302 (5)                  1.21%
Daniel H. Raffensperger              7,637                       -- %

Class C Directors
(to serve until 1999)

William E. Eby                      16,380 (6)                   -- %
Benjamin W. Piersol, Jr.             1,348                       -- %
William D. Linkous                   2,100                       -- %
Donald H. Wolgemuth                 45,129 (7)                  1.87%

Class A Directors
(to serve until 2000)

Franklin R. Eichler                 28,722                      1.19%
E. Ralph Garber                     15,225                       -- %
Mark D. Gainer                       3,045 (8)                   -- %

All Officers, Directors and        197,773                      8.19%
Nominees as a Group (16 persons)
-------------------

<F1> The  securities  "beneficially  owned" by an individual  are  determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after March 23, 1998. Beneficial ownership may be disclaimed as to certain of the securities.

<F2> Rounded to the nearest whole share.

<F3> Includes 2,170 shares held individually by Mr. Gohn's spouse.

<F4> Includes 2,080 shares held by Mr. Hallgren's daughter.

<F5> Includes 18,601 shares held individually by Mr. Heisey's spouse. Mr. Heisey disclaims beneficial ownership as to the shares of Common Stock held by his spouse. The inclusion of these shares in Mr. Heisey's beneficial ownership is not an admission that he is the beneficial owner of such securities.

                                      - 4 -

<F6> Includes  13,800 shares held jointly with Mr. Eby's spouse and an option to purchase 1,050 shares.

<F7> Includes 1,680 shares held individually by Mr. Wolgemuth's spouse.

<F8>  Includes  420  shares  held  individually  by his  spouse and an option to purchase 945 shares.

<F9> Less than 1%,  unless  otherwise  indicated.  Percentages  assume  that all options exercisable within 60 days of March 23, 1998 are outstanding. Therefore, on a pro forma basis, 2,417,138 shares would be outstanding.


                              ELECTION OF DIRECTORS

     The By-Laws of the Corporation provide that the Corporation's business be managed by its Board of Directors. Section 10.2 of the By-Laws provides that the number of directors that constitute the whole Board of Directors is not less than seven or more than twenty-five. The By- Laws provide that the Board of Directors be classified into three classes, each class is elected for a term of three years. The terms of the respective classes expire in successive years. Within the foregoing limits, the Board of Directors may from time to time fix the number of directors and their respective classifications. No person elected or appointed as a director serves in that capacity after reaching the age of seventy (70) years. Each director also owns in his or her own right shares of Common Stock that have a fair market value, in the aggregate, of not less than Thirty Thousand Dollars ($30,000). The Board of Directors has fixed the number of Board members at eleven. Pursuant to Section 11.1 of the By-Laws, vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, are filled by a majority of the remaining members of the Board of Directors, though less than a quorum, and each person so appointed is a director until the expiration of the term of office of the class of directors to which he or she is appointed.

     In accordance with Section 10.3 of the By-Laws, at the 1998 Annual Meeting of Shareholders, four (4) Class B Directors shall be elected to serve for a three-year term and until their successors are elected and qualified.

     Unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the election of the four (4) Class B nominees named below. If any nominee should become unavailable for any reason, proxies will be voted in favor of a substitute nominee as the Board of Directors of the Corporation shall determine. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected.

     There is no cumulative voting for the election of directors. Each share of Common Stock held on the record date entitles the owner thereof to cast one vote for each nominee. For example, if a shareholder owns ten shares of Common Stock, he or she may cast up to ten votes for each of the directors in the class to be elected.

                    INFORMATION AS TO NOMINEES AND DIRECTORS

     The following table contains certain information with respect to the nominees for Class B Director and the current Directors of the Corporation:

                                              Principal Occupation
                                                    for Past
                                 Age as of         Five Years
                                 March 23,      and Position held
     Name                          1998         with Corporation
     ----                       ----------    -------------------
Current  Class B  Directors
(to  serve  until  1998) and
Nominees  For Class B Director
(to serve until 2001)

Carl R. Hallgren                    60         Attorney-at-Law and Treasurer,
(1)(3)(6)(8)(9)                                Morgan Hallgren, Crosswell &
(10)(11)(13)                                   Kane, P.C.; Director, Vice
                                               President and Secretary of
                                               Conestoga Financial Corporation
                                               and of Conestoga Title Insurance
                                               Co.;  Director and  Treasurer,
                                               Seven Hundred North Duke
                                               Abstract, Inc.; Secretary of the
                                               Corporation since 1986; Solicitor
                                               to the Bank since 1979.

David G. Heisey                     64         President, David G. Heisey,
(2)(4)(7)                                      Inc.(building contractor);
                                               President, Timber Villa, Inc.;
                                               and President, Timber Villa
                                               Enterprises, Inc.

Daniel C. Gohn                      66         Chairman and former President,
(2)(6)(10)(13)                                 D.C. Gohn Associates, Inc.
                                               (engineering corporation)

Daniel H. Raffensperger             63         Chairman and President, The
(4)(6)(10)(12)(13)                             Continental Press, Inc.
                                               (publishing, printing
                                               corporation).

                                      - 6 -


Class C Directors
(to serve until 1999)
Donald H. Wolgemuth                 62          Partner, Donegal Producers;
(14)                                            President, Orchard View Farms,
                                                Inc. (prior to 1997); Treasurer,
                                                Hill-n-Dale Farm; and Chairman
                                                of the Board of the Corporation
                                                since 1986 and of the Bank
                                                since 1979.

William E. Eby                      61          President of the Corporation
(1)(2)(3)(5)(9)(12)(13)                         since 1986 and of the Bank
                                                since 1984.

William D. Linkous                  66          Chairman and President, C.A.
(3)(7)(9)                                       Herr, Inc.(retail hardware
                                                sales).

Benjamin W. Piersol, Jr.            45          Vice President and Co-owner
(4)(8)(9)(11)(13)                               Sloans Pharmacy, Inc. (Retail
                                                Pharmacy).
Class A Directors
(to serve until 2000)

Franklin R. Eichler                 65          President and Director of the
(1)(4)(7)(8)(10)(12)                            following companies:  The Sico
                                                Company     (distributor     of
                                                petroleum  products);   Rollman
                                                Supply Company; First Mount Joy
                                                Corporation;  and First  Florin
                                                Corporation;    Director    and
                                                Treasurer,   Sico   Foundation;
                                                Vice     Chairman     of    the
                                                Corporation  since  1992;  Vice
                                                Chairman   of  the  Bank  since
                                                1997.

E. Ralph Garber                     68          Owner, Garber Enterprises
(1)(2)(3)(7)                                    (business investment group).

Mark D. Gainer                      43          Vice President of the
(1)(2)(3)(5)(9)(13)                             Corporation since 1986, Sr.
                                                Vice President of the Bank
                                                since 1982 and Chief Operating
                                                Officer of the Bank since 1997.

                                             Director Since
                                             Corporation/
Name                                             Bank
Current Class B Directors
(to serve until 1998) and
Nominees For Class B Director
(to serve until 2001)

Carl R. Hallgren                             1986/1971
(1)(3)(6)(8)(9)
(10)(11)(13)

David G. Heisey                              1986/1977
(2)(4)(7)

Daniel C. Gohn                               1992/1992
(2)(6)(10)(13)

Daniel H. Raffensperger                      1992/1992
(4)(6)(10)(12)(13)

Donald H. Wolgemuth                          1986/1967
(14)

William E. Eby                               1986/1985
(1)(2)(3)(5)(9)(12)(13)

William D. Linkous                           1995/1995
(3)(7)(9)

Benjamin W. Piersol, Jr.                     1996/1996
(4)(8)(9)(11)(13)

Class A Directors
(to serve until 2000)

Franklin R. Eichler                          1986/1983
(1)(4)(7)(8)(10)(12)

E. Ralph Garber                              1986/1979
(1)(2)(3)(7)

Mark D. Gainer                               1996/1996
(1)(2)(3)(5)(9)(13)

---------------

                                      - 7 -

(1) Member of the Bank's Nominating Committee. This committee's function is to nominate all committee members and officers of the Bank. This committee met one (1) time in 1997. Mr. William E. Eby is Chairman of this Committee.

(2) Member of the Bank's Property and Building Committee. This committee's function is to review Bank facilities for needed maintenance and to advise the Board as to any construction projects for the Bank and its facilities. This committee met two (2) times in 1997. Mr. David G. Heisey is Chairman of this committee.

(3) Member of the Bank's Asset/Liability Management Investment Committee. The functions of this committee are to make recommendations to the Board of Directors concerning the investment of bank funds, to monitor asset/liability management policies, to manage earnings, liquidity and interest rate risk, and to advise the Board of Directors concerning trends and related risks. This committee met six (6) times in 1997. Mr. Clement M. Hoober is Chairman of this committee.

(4) Member of the Bank's Human Resources Committee. The Human Resources Committee's function is to make recommendations to the Board of Directors concerning the salaries and other benefits of directors, officers and employees of the Bank. The Human Resources Committee met eight (8) times in 1997. Mr. Franklin R. Eichler is Chairman of this committee.

(5) Member of the Bank's Loan Committee. The function of the Loan Committee is to advise and make recommendations to the officers and directors of the Bank concerning the loan functions of the Bank. The Loan Committee met fifty-two (52) times in 1997. Members of this committee do not receive additional compensation for serving on this committee. Mr. William E. Eby is Chairman of this committee.

(6) Member of the Bank's Trust Investment Committee. The Trust Investment Committee's function is to advise and make recommendations to the Board of Directors concerning the investment and disposition of all funds held in a fiduciary capacity by the Bank's Trust Department. This committee met five
     (5) times in 1997. Mr. Charles R. Starr is Chairman of this committee.

(7) Member of the Bank's Audit Committee. The Bank's Audit Committee's function is to make recommendations to the Board of Directors concerning the audit of the entire Bank's operations. The Audit Committee met eight (8) times in 1997. Mr. Franklin R. Eichler is Chairman of this committee.

(8) Member of the Bank's Employees Profit-Sharing Retirement Trust Administrative Committee. The function of the Bank's Employees Profit-Sharing Retirement Trust - Administrative Committee is to make decisions on the disposition of funds as requested by participants in the plan who have terminated their employment. This committee met one (1) time in 1997. Mr. Franklin R. Eichler is Chairman of this committee.

(9) Member of the Corporation's Strategic Planning Committee. This committee's function is to review, analyze and present recommendations to the Board of Directors regarding the Corporation's and Bank's Strategic Plan. This committee met two (2) times in 1997. Mr. William E. Eby is Chairman of this committee.

(10) Member of the Corporation's Stock Incentive Plan Committee. This committee is responsible for administration of the Corporation's Stock Incentive Plan. This committee met four (4) times in 1997. Mr. Carl R. Hallgren is Chairman of this committee.

(11) Member   of   the   Bank's   Compliance   Committee.   This   committee's
     responsibilities include monitoring procedures and documents for compliance with government regulations, evaluating regulatory changes, and monitoring the compliance functions in anticipation of Federal Examiners. The Compliance Committee met eleven (11) times in 1997. Mr. Michael L. Maurer, is Chairman of this committee.


                                      - 8 -


(12) Member of the Bank's EDP Committee. The function of this committee is to monitor the EDP (electronic data processing) systems in the Bank's operations and procedures and make recommendations for system enhancements to the Board of Directors. This committee met three (3) time in 1997. Mr. Clement Hoober is Chairman of this committee.

(13) Member of the Bank's Trust Committee. This committee provides general supervision over all trust accounts held in the Bank's Trust Department and reviews all new and closed trust accounts. This committee met eighteen
     (18) times in 1997. Mr. Donald H. Wolgemuth is Chairman of this committee.

(14) As Chairman of the Board of Directors, Mr. Wolgemuth is authorized to attend each committee meeting.



     During 1997, the Board of Directors of the Bank held twenty-eight (28) meetings and the Board of Directors of the Corporation held nineteen (19) meetings. Each of the Directors attended at least 75 percent of the combined total number of meetings of the Corporation's and Bank's Boards of Directors and of the committees of which he is a member.

     The Corporation does not have a nominating committee. A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of the Corporation in accordance with Section 10.1 of the Corporation's By-Laws. Any shareholder who intends to nominate any candidate for election to the Board of Directors shall notify the Secretary of the Corporation in writing not less than sixty (60) days prior to the date of any meeting of shareholders called for the election of directors.


                             EXECUTIVE COMPENSATION

     Shown below is information concerning the annual compensation for services in all capacities to the Corporation and the Bank for the fiscal years ended December 31, 1997, 1996 and 1995 of the chief executive officer, and the other four most highly compensated executive officers of the Corporation and the Bank, to the extent such persons' annual salary and bonus exceeded $100,000 for the 1997 fiscal year:


                           SUMMARY COMPENSATION TABLE

                               Annual Compensation

         (a)             (b)         (c)           (d)           (e)

                                                                Other
                                                               Annual
                                                               Compen-
Name and Principal                 Salary          Bonus       sation
Position                Year         ($)            ($)            $
------------------      ----      -----------      -----       -------
William E. Eby          1997      $122,557.60       --           --
President and CEO       1996      $115,938.32       --           --
of the Corporation      1995      $111,384.00       --           --
and the Bank
--------------

                                 Long-Term Compensation
                           Awards                      Payouts
                           ------                      -------
                            (f)           (g)            (h)            (i)
                                      Securities
                        Restricted   Underlying                     All other
                          Stock       Options/         LTIP          compen-
Name and Principal       Award(s)       SARs          Payouts         sation
Position                   ($)           (#)            ($)         ($)(1)(2)
------------------        --------    ----------       -------       ---------
William E. Eby              --           --             --          19,426.25
President and CEO           --           --             --          17,678.67
of the Corporation          --           --             --          17,116.32
and the Bank
--------------
                                      - 9 -

(1) Includes life insurance premiums amounting to $121.80 for each of 1997, 1996 and 1995 (premium cost of $50,000 term life insurance). Also includes premiums for long-term disability insurance amounting to $327.72 in both 1997 and 1996 and $317.52 in 1995.

(2) Includes contributions to the Employee Profit Sharing Retirement Trust Fund of $18,976.73, $17,229.15, and $16,677.00 for 1997, 1996 and 1995,
     respectively.


                                       Option/SAR Grants in Last Fiscal Year

                                                Individual Grants


                               Number of          % of Total
                               Securities        Options/SARs       Exercise
                               Underlying         Granted to         or Base
                              Options/SARs        Employees           Price
Name                           Granted(#)       In Fiscal Year      Price($/Sh)
----                           ----------       --------------      -----------
William E. Eby                   1,050             21.74%            $23.27

                                                  Potential Realizable
                                                       Value at
                                                    Assumed Annual
                                                  Rates of Stock Price
                                                    Appreciation for
                               Expiration             Option Term
Name                              Date           5%($)           10%($)
----                           ----------        ----------------------
William E. Eby                  1/31/07          $13,471.50  $33,180.00



Pension Plan

     The Corporation does not have a retirement or pension plan. The Bank, however, has a non-contributory Employee Profit Sharing Retirement Trust Fund (the "Plan") covering substantially all employees. An employee is eligible to participate in the Plan on the first day of the month following a year of employment in which he or she has 1,000 "hours of service". A participant must accumulate 1,000 "hours of service" during the plan year and be employed on the last day of the plan year to receive an employer contribution. Normal retirement age is 65 although the Plan provides for early and postponed retirement. A participant's interest in the Plan vests in 20% increments over a five (5) year period.

     The Bank makes all the payments under the Plan. A separate account is maintained within the Plan for each participant. A participant's retirement benefit is based on his or her accumulated vested account balance and is distributed to the participant upon retirement to purchase an annuity, as a one lump sum payment, or in equal periodic payments over the participant's life expectancy. The Bank contributed $374,282.73, $330,720.26, and $318,204.59 to the Plan during 1997, 1996 and 1995, respectively. The pension expenses for administration of the Plan were approximately $725 for 1997, $725 for 1996 and $1,800 for 1995. The accumulated Plan benefits and Plan net assets as of December 31, 1997, the date of the latest actuarial report, are presented below. Mr. Eby has 37 years of credited service under the Plan.

Actuarial present value of accumulated plan benefits:

                                                  December 31, 1997
                                                  -----------------
  Vested                                           $ 7,346,795.40
  Non-Vested                                            69,184.60
                                                  -----------------
  Net Assets Available for Benefits                $ 7,415,980.00
                                                  =================

Compensation of Directors

     Each outside Director of the Bank received, in 1997, $295 for each Board Meeting, $135 for each Committee Meeting attended, and a $3,920 annual retainer. Directors receive no remuneration for attendance at meetings of the Board of Directors of the Corporation. Mr. Donald H. Wolgemuth, Chairman of the Boards of Directors of the Corporation and the Bank, and Mr. Franklin R. Eichler, Vice Chairman of the Corporation and the Bank, received fees of $7,470 and $3,735, respectively, or $11,205, in the aggregate, for services provided to the Corporation and to the Bank in 1997 as Chairman and Vice Chairman, respectively. In the aggregate, the Boards of Directors of the Bank and of the Corporation received $133,623.85 for all Board of Directors' meetings and committees meetings attended in 1997, including all fees and retainers paid to such persons in their capacity as directors.

     Directors received no remuneration for attendance at meetings of the Board of Directors of the Corporation.

Employment Contract

     On December 12, 1996, the Corporation, the Bank and Mr. William E. Eby, President and Chief Executive Officer of the Corporation and of the Bank, entered into an employment agreement. The agreement delineates Mr. Eby's position, duties, compensation and benefits. The agreement contains, among other things, a non-competition provision and a confidentiality provision. The employment agreement has a term of three (3) years, which term renews automatically for an additional twelve months at the end of each calendar year, upon written notification of renewal by the Corporation to Mr. Eby. On January 1, 1998, by mutual agreement of the parties, the term of this agreement was amended to accommodate Mr. Eby's desire to retire and is now set to expire on December 31, 1998.

     The agreement provides that Mr. Eby will serve as the President and Chief Executive Officer of the Corporation and of the Bank and as a member of the Boards of Directors of the Corporation and the Bank. Under the terms of the agreement, Mr. Eby is entitled to an annual direct salary of $115,938 per year which may be increased in subsequent years as the Boards of Directors deem appropriate. In 1997, Mr. Eby was entitled to an annual salary of $122,557.60. In addition, the Boards of Directors of the Corporation and the Bank may provide for payment of a periodic bonus to Mr. Eby. Mr. Eby is not entitled to receive director's fees or other compensation for serving on the Corporation's and the Bank's Boards of Directors or committees thereof. Mr. Eby is entitled to receive the customary employee benefits made available to employees of the Bank.

     The agreement also provides that if his employment ends due to death, disability or is terminated by the Corporation or Bank for cause (as defined therein), then Mr. Eby is entitled to his full annual direct salary through the date of termination. If Mr. Eby's employment is terminated other than because of death, disability or for cause (as defined therein), or if Mr. Eby terminates his employment for good reason other than a change in control (as defined therein), then he is entitled to his full annual direct salary on the date of termination. If Mr. Eby terminates his employment for good reason following a change in control (as defined therein), then he is entitled to his full annual direct salary from the date of termination continuing through the last day of the term of the agreement.

Board of Directors Report on Executive Compensation

     The Board of Directors of the Corporation is responsible for the governance of the Corporation and its subsidiary, the Bank. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of the Corporation's shareholders, customers and the communities served by the Corporation and the Bank. To accomplish the strategic goals and objectives of the Corporation, the Board of Directors engages competent persons who undertake to reach these objectives with integrity and in a cost-effective manner. The compensation of these individuals is part of the Board of Directors' fulfilment of its duties
to  accomplish  the  Corporation's   strategic   mission.   The  Bank  provides
compensation to the employees of the Corporation and the Bank.

     The  fundamental   philosophy  of  the   Corporation's   and  the  Bank's
compensation program is to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The compensation program is administered by the Human Resources Committee, comprised of the four (4) outside directors, listed below. The objectives of the Committee are to establish a fair compensation policy to govern executive officers' base salaries and incentive plans to attract and motivate competent, dedicated, and ambitious managers whose efforts will enhance the products and services of the Corporation, the results of which in turn, will improve profitability, increase dividends to our shareholders and increase the appreciation in the market value of our shares.

     Compensation of the Corporation's and Bank's top executives is reviewed and approved annually by the Board of Directors. The top executives whose compensation is determined by the committee include the chief executive officer and the senior vice president. The Human Resources Committee determines the compensation for all officers of the Corporation and the Bank. As a guideline for review in determining base salaries, the committee uses information composed of outside, independent compensation surveys. Various peer groups are provided for a comparison basis. The peer groups include banks between $200 million to $300 million of assets, and a regional peer group that includes south central Pennsylvania banks. These peer groups are different than the peer group used for the performance chart. The peer group on the performance chart includes bank holding companies and banks listed on NASDAQ which may not be located in
Pennsylvania. Pennsylvania peer group banks were used with respect to compensation issues because of common industry issues and competition for the same executive talent group.

Chief Executive Officer Compensation

     The Board of Directors determined that the Chief Executive Officer's 1997 compensation of $122,557.60 (an increase of approximately 5.7% over 1996) was appropriate based on the committee's subjective determination, after review of all information deemed relevant, including the Corporation's and Bank's financial performance.

Executive Officers

     For 1997, the Board of Directors established that the compensation of the Corporation's and the Bank's executive officers would increase by 3.8% over 1996 compensation. Compensation increases were determined by the committee based on its subjective analysis of the individual's contribution to the Corporation's strategic goals and objectives. In determining whether strategic goals have been achieved, the Board of Directors considers, among numerous factors, the following: the Corporation's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets and non-performing loans. Although the performance and increases in compensation were measured in light of these factors, there is no direct correlation between any specific criterion and the employees' compensation, nor is there any specific weight provided to any such criteria in the committee's analysis. The determination by the committee is subjective after review of all information, including the above, it deems relevant.

     In addition to base salary, executive officers of the Corporation and the Bank may participate in the Corporation's 1988 and 1997 Stock Incentive Plans. The Stock Incentive Plan Committee governs awards made under such plans. The first grant of options under the 1997 plan occurred on February 1, 1997. On this date, the Stock Incentive Plan Committee approved the grant of 4,830 options, 1,050 of which were granted to Mr. Eby.

     Total compensation opportunities available to the employees of the Bank are influenced by general labor market conditions, the specific responsibilities of the individual, and the individual's contributions to the Bank's success. Individuals are reviewed annually on a calendar year basis. The Bank strives to offer compensation that is competitive with that offered by employers of comparable size in the banking industry. Through these compensation policies, the Corporation strives to meet its strategic goals and objectives to its constituencies and to provide compensation that is fair and meaningful to its employees.

Human Resources Committee Interlocks and Insider Participation

     The Human Resources Committee makes recommendations to the Board of Directors concerning the compensation of employees. The membership of this committee includes only outside directors.

                         Human Resources Committee

    Franklin R. Eichler                           David G. Heisey
    Benjamin W. Piersol, Jr.                      Daniel H. Raffensperger

                          SHAREHOLDER PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return on the Corporation's Common Stock against the cumulative total return of the S&P 500 Stock Index and the Peer Group Index for the period of five fiscal years commencing January 1, 1993 and ending December 31, 1997. The shareholder return shown on the graph below is not necessarily indicative of future performance.


               Comparison of Five Year Cumulative Total Return (1)


[Performance Graph Omitted]

[The following is a description of the Performance Graph in a tabular format:]



Peer Group Total      1200.00   1606.73   1833.48   2125.46   2324.07   3568.53
Peer Group Index       100.00    133.89    152.79    177.12    193.67    297.38

Union National
Financial Corp, Inc.   100.00    134.33    178.79    263.72    320.80    325.55

S&P 500 Total Return   100.00    110.02    111.51    153.26    188.36    251.12
S&P 500 Total Return
Index                  100.00    110.02    111.51    153.26    188.36    251.12







(1) The peer group for which the information appears above includes the following companies: ACNB Corporation, Bryn Mawr Bank Corporation, CNB Financial Corporation, Drovers Bancshares Corporation, First West Chester Corporation, Franklin Financial Services Corporation, Hanover Bancorp, Inc., Heritage Bancorp, Inc., Keystone Heritage Group, Inc., Penn Security Bank and Trust Company, PennRock Financial Services Corporation and Pioneer American Holding Company. These companies were selected based on three criteria: total assets between $150 million and $650 million; market capitalization greater than $30 million; headquarters located in Pennsylvania.

                              CERTAIN TRANSACTIONS

     Except as set forth in the paragraphs immediately below, there have been no material transactions between the Corporation and the Bank, nor any material transactions proposed, with any director or executive officer of the Corporation and the Bank, or any associate of the foregoing persons. The Corporation and the Bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of the Corporation and the Bank and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the Corporation and the Bank. Total loans outstanding from the Corporation and the Bank at December 31, 1997, to the Corporation's and the Bank's officers and directors as a group and to members of their immediately families and companies in which they had an ownership interest of 10 percent or more was $4,878,930 or approximately 21.72 percent of the total equity capital of the Bank. Such loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate amount of indebtedness outstanding as of the latest practicable date, February 28, 1998, to the above described group was $4,895,255.

     The following table sets forth the name and relationship of each director who was indebted to the Bank in 1997 in an aggregate amount considered by the management of the Corporation and the Bank to be material, the nature or purpose of such indebtedness and the weighted average interest rate on such indebtedness:

                                   Largest Amount
Name of Person or Entity          of Indebtedness           Nature of
   and Relationship                  in 1997               Indebtedness
   ----------------                  -------               ------------
David G. Heisey - Director          $55,959 (Balance       Land Development
Timber Villa Enterprises,           as of 2/28/98:         Loan Secured by
Inc.                                $55,959)               Real Estate

David G. Heisey - Director          $377,912 (Balance      Commercial Real
                                    as of 2/28/98:         Estate Loan and
                                    $376,966)              Personal Line of
                                                           Credit Primarily
                                                           Secured by Real
                                                           Estate

David G. Heisey - Director          $1,648,678             Land Development
Timber Villa, Inc.                  (Balance as of         and Construction
                                    2/28/98:               Loan Secured by
                                    $1,700,651)            Real Estate

David G. Heisey - Director          $237,900 (Balance      Construction Loan
David G. Heisey, Inc.               as of 2/28/98:         and Commercial Line
                                    $239,900)              of Credit Secured
                                                           by Real Estate



                                               Weighted
Name of Person or Entity                       Average
   and Relationship                        Interest Charged
   ----------------                        ----------------
David G. Heisey - Director                       9.75%
Timber Villa Enterprises,
Inc.

David G. Heisey - Director                       8.61%

David G. Heisey - Director                       9.38%
Timber Villa, Inc.

David G. Heisey - Director                       9.97%
David G. Heisey, Inc.


     All of the loans to Mr. Heisey are current as to payments of principal and interest, and were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons.


                      PRINCIPAL OFFICERS OF THE CORPORATION

     The following table sets forth selected information about the principal officers of the Corporation, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors. Shares are individually held unless otherwise noted. The footnotes to this table follow the section entitled "Principal Officers of the Bank."

                                    Bank           Number of        Age as of
                         Held     Employee       Shares Bene-        March 23,
Name and Position       Since      Since       ficially Owned(1)       1998
-----------------       -----      -----       -----------------       ----
William E. Eby -        1986       1958             16,380 (2)          61
   President

Mark D. Gainer -        1986       1976              3,045 (2)          43
   Vice President

Dennis F. Fackler -     1986       1963              1,246 (3)          52
   Treasurer

Carl R. Hallgren        1986       (4)              17,714 (2)          60
    Secretary

Clement M. Hoober       1991       1988              1,260 (5)          42
   Chief Financial
   Officer &
   Assistant
   Treasurer

Charles R. Starr        1991       1970              2,835 (7)          51
   Insider Trading
   Compliance Officer

                         PRINCIPAL OFFICERS OF THE BANK

     The following table sets forth selected information about the principal officers of the Bank, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors. Shares are individually held unless otherwise noted.

                                                           Bank
                        Office and Position      Held     Employee
Name                      with the Bank         Since      Since
----                      -------------         -----      -----
William E. Eby           President and CEO       1984       1958

Mark D. Gainer           Senior Vice             1982       1976
                         President and COO       1996

Dennis F. Fackler        Vice President &        1982       1963
                         Cashier

Amos F. Lichty           Vice President,         1982       1959
                         Operations

Thomas C. Mayer          Vice President,         1988       1988
                         Human Resources

Clement M. Hoober        Vice President,         1992       1988
                         Controller              1988

Charles R. Starr         Vice President,         1982       1970
                         Trust


                              Number of                   Age as of
                            Shares Bene-                  March 23,
Name                      ficially Owned (1)                1998
----                      ------------------                ----
William E. Eby               16,380 (2)                       61

Mark D. Gainer                3,045 (2)                       43

Dennis F. Fackler             1,246 (3)                       52

Amos F. Lichty                8,295 (6)                       56

Thomas C. Mayer               3,653 (8)                       53

Clement M. Hoober             1,260 (5)                       42

Charles R. Starr              2,835 (7)                       51

(1)  Rounded to the nearest whole share.

(2) Details with respect to beneficial ownership of this individual found in footnotes to "Beneficial Ownership of Officers and Directors," supra.

(3) Includes 721 shares held jointly by Mr. Fackler and his spouse and an option to purchase 525 shares.

(4)  Mr. Hallgren is not an employee of the Bank.

(5) Includes 525 shares held jointly by Mr. Hoober and his spouse and an option to purchase 735 shares.

(6) Includes 7,770 shares held jointly by Mr. Lichty and his spouse and an option to purchase 525 shares.

(7) Includes 2,310 shares held jointly by Mr. Starr and his spouse and an option to purchase 525 shares.

(8) Includes 3,128 shares held jointly by Mr. Mayer and his spouse and an option to purchase 525 shares,

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and shareholders owning in excess of ten percent (10%) of the Corporation's outstanding equity stock to file initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation with the Securities and Exchange Commission. Based on a review of copies of such reports received by it, and on the statements of the reporting persons, the Corporation believes that all such
Section 16(a) filing requirements were complied with in a timely fashion.


                                LEGAL PROCEEDINGS

     In the opinion of the management of the Corporation and the Bank, there are no proceedings pending to which the Corporation or the Bank is a party or to which their property is subject, which, if determined adversely to the Corporation and the Bank, would be material in relation to the Corporation's and the Bank's undivided profits or financial condition. There are no proceedings pending other than ordinary routine litigation incident to the business of the Corporation and the Bank. In addition, no material proceedings are pending or are known to be threatened or contemplated against the Corporation and the Bank by government authorities.


                              INDEPENDENT AUDITORS

     The Board of Directors has selected Trout, Ebersole & Groff, Certified Public Accountants, of Lancaster, Pennsylvania as the Corporation's independent auditors for its 1998 fiscal year. The Corporation has been advised by Trout, Ebersole & Groff, Certified Public Accountants, that none of its members has any financial interest in the Corporation. Trout, Ebersole & Groff served as the Corporation's independent public accountants for the 1997 fiscal year. A representative from Trout, Ebersole & Groff will not be present at the Annual Meeting of Shareholders.


                                  ANNUAL REPORT

     A copy of the Corporation's Annual Report for its fiscal year ended December 31, 1997 is enclosed with this Proxy Statement. A representative of the Corporation will be available to respond to any appropriate questions concerning the Annual Report presented by shareholders at the Annual Meeting.

                              SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the Corporation's Proxy Statement for its 1999 Annual Meeting of Shareholders must deliver such proposal in writing to the President of Union National Financial Corporation at its principal executive offices, 101 East Main Street, Mount Joy, Pennsylvania 17552, not later than Monday, November 30, 1998.


                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their best judgment.


                             ADDITIONAL INFORMATION

     UPON WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF THE CORPORATION'S REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1997, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, MAY BE OBTAINED, WITHOUT CHARGE, FROM CLEMENT
M. HOOBER, CHIEF FINANCIAL OFFICER, UNION NATIONAL FINANCIAL CORPORATION, P.O. BOX 567, 101 EAST MAIN STREET, MOUNT JOY, PENNSYLVANIA 17552.

                      UNION NATIONAL FINANCIAL CORPORATION


                                      PROXY


           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 1998 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby constitutes and appoints Marilyn Geib and Erma Witmer and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Union National Financial Corporation (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at The Country Table Restaurant, 740 East Main Street, Mount Joy, Pennsylvania 17552, on Tuesday, April 28, 1998, at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof as follows:


1.   ELECTION OF CLASS B DIRECTORS TO SERVE FOR A THREE-YEAR TERM

     Daniel C. Gohn, Carl R. Hallgren, David G. Heisey, Daniel H. Raffensperger

     [   ]    FOR all nominees                   [   ]    WITHHOLD AUTHORITY
              listed above (except                        to vote for all
              as marked to the                            nominees listed
              contrary below)                             above

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)


_______________________________________________________________________________

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

         THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE.

                                             Dated:______________________, 1998


                                             __________________________________
                                             Signature(s) of Shareholders


                                             __________________________________
                                             Signature(s) of Shareholders





Number of Shares Held of
Record on March 23, 1998

________________________


     THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN. :81677

                   [Union National Community Bank Stationery]









                                 March 30, 1998




Dear Dividend Reinvestment and Stock Purchase Plan Participant:


     As a participant in the Union National Financial Corporation Dividend Reinvestment and Stock Purchase Plan ("Plan"), you are entitled to instruct the Plan Administrator, Union National Community Bank, Trust Department, to vote the shares that are held on your behalf in the Plan at the 1998 Annual Meeting of Shareholders of the Corporation. To instruct the Plan Administrator as to how you would like these shares voted at the Annual Meeting, please complete the enclosed Voting Instruction Card/Proxy. At the Annual Meeting, in accordance with the Plan, the Plan Administrator will vote the shares held in the Plan for which participants have executed and returned a Voting Instruction Card/Proxy.

     Enclosed is a copy of the Corporation's Notice of Annual Meeting and Proxy Statement in connection with the 1998 Annual Meeting of Shareholders and a copy of the Corporation's 1997 Annual Report. Also enclosed is a Voting Instruction Card/Proxy which should be completed and returned to the Plan Administrator in the enclosed envelope.

     If you have any questions, please contact the undersigned.

                                   Sincerely,


                                   /S/ Charles R. Starr
                                   --------------------
                                   Charles R. Starr
                                   Vice President

                  DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN

                          VOTING INSTRUCTION CARD/PROXY

                      UNION NATIONAL FINANCIAL CORPORATION

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 1998


                        ---------------------------------


     The undersigned hereby constitutes and appoints Charles R. Starr, Union National Community Bank, Plan Administrator for the Union National Financial Corporation Dividend Reinvestment and Stock Purchase Plan (the "Plan"), proxy of the undersigned, with full power of substitution, to vote all of the shares of Union National Financial Corporation (the "Corporation") that the Plan holds on behalf of the undersigned and may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at The Country Table Restaurant, 740 East Main Street, Mount Joy, Pennsylvania 17552, on Tuesday, April 28, 1998 at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof as follows:


1.   ELECTION OF CLASS B DIRECTORS TO SERVE FOR A THREE-YEAR TERM

     Daniel C. Gohn, Carl R. Hallgren, David G. Heisey, Daniel H. Raffensperger

     [   ] FOR all nominees                 [   ]   WITHHOLD AUTHORITY
           listed above (except                     to vote for all
           as marked to the                         nominees listed
           contrary below)                          above

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

_______________________________________________________________________________


2. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN PARTICIPANT. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE.

                                   Dated:_______________________________, 1998



                                   ____________________________________________
                                   Signature(s) of Shareholders
                                   Dividend Reinvestment and Stock Purchase
                                   Plan Participant



                                   ____________________________________________
                                   Signature(s) of Shareholders
                                   Dividend Reinvestment and Stock Purchase
                                   Plan Participant


Number of Shares Held of
Record on March 23, 1998


________________________



         THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SHARES OF COMMON STOCK HELD IN YOUR DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SHARES OF COMMON STOCK CAN BE VOTED ONLY BY THE PLAN ADMINISTRATOR AS THE HOLDER OF RECORD OF THE SHARES.

         PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTION CARD/PROXY TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.